SCUDDER   [LOGO]

Scudder Real Estate Investment
Fund

Supplement to Prospectus
Dated March 2, 1998

The following supplements the information under A team approach to investing under "Shareholder benefits" on page 16-17.

Effective May 1, 1998, the positions of Philip S. Fortuna and Jennifer P. Carter are Co-Lead Portfolio Managers of the Fund.

May 1, 1998